Exhibit 99.1

Media Contacts:
Sean Reid
Cognos, 613-738-1440 Ext. 3260
sean.reid@cognos.com
Rick McLaughlin
Lois Paul & Partners, 781-782-5756
rick.mclaughlin@lpp.com
Investor Relations:
John Lawlor
Cognos, 613-738-3503
john.lawlor@cognos.com

COGNOS COMPLETES ACQUISITION OF FRANGO

OTTAWA, ON & BURLINGTON, MA, October 4, 2004 – Cognos (Nasdaq:COGN; TSX:CSN), the world leader in business intelligence (BI) and corporate performance management, today announced it has completed the acquisition of Frango, a leader in consolidation and financial reporting solutions headquartered in Stockholm. The acquisition was a cash transaction of approximately $53.1 million.

“The acquisition of Frango is an important step in delivering on our commitment to provide market-leading CPM solutions to customers. Adding Frango extends our ability to address key priorities in the office of finance and enhances our distribution channels in key global markets,” said Rob Ashe, President and CEO of Cognos. “Frango also gives us a proven, market-ready product to bring to the lucrative North American market, leveraging our strong infrastructure already in place.”

Founded in 1987, Frango is a European-based company with more than 1,300 corporate customers and organizations worldwide. These organizations rely on Frango software to enhance their understanding of corporate performance and improve decision making. The company is headquartered in Stockholm and operates through wholly owned subsidiaries in 16 countries throughout Europe, Asia and North America.

“Increasingly we are seeing companies embrace Performance Management as a strategic competitive lever. The finance organization is critical to both measuring and driving a company’s performance, and it needs a full set of software tools to support these functions. By combining Frango’s consolidation solution with Cognos Planning and Cognos Business Intelligence, Cognos will have a full solution to address finance organizations’ needs, enabling Cognos to address their requirements more comprehensively,” said Robert D. Kugel, Vice President & Research Director of Financial Performance Management at Ventana Research.

Frango has forged strong relationships with the CFO and finance community, which enhances Cognos’ experience in this area and complements its expertise with the CIO and IT constituencies. Many of Frango’s customers – like Cognos customers – are Global 3500 enterprises, with large deployments. Frango customers include V&S Group, OPG Group, AEGON UK, and Interbrew.

“The acquisition of Frango by Cognos gives the V&S Group one integrated solution for performance management. This integration will enable us to more easily adapt to changes in the market,” said Jonas Arvidsson, Vice-President Finance & Administration at V&S Distillers.

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With the acquisition, customers will benefit from a comprehensive performance management platform which provides the finance office with:

•	a cohesive and transparent view of business results

•	sophisticated financial consolidation for reporting, disclosure, and compliance

•	dynamic and collaborative planning and forecasting providing forward visibility to business plans

•	leverage of existing customer investments including DW, ERP, HRMS, SCM and CRM operational sources

Management offers the following outlook for the impact of the acquisition of Frango:

For the third quarter of fiscal 2005, ending November 30, 2004:

•	Revenue is expected to be in the range of $4 million to $5 million

•	Diluted earnings per share are expected to be approximately $0.01 dilutive

For the full fiscal year 2005, ending February 28, 2005:

•	Revenue is expected to be in the range of $13 million to $14 million

•	Diluted earnings per share are expected to be neutral to $0.01 dilutive

Safe Harbor For Forward-Looking Statements

Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

This press release contains forward-looking statements relating to, among other things; the impact of the acquisition of Frango on future revenues and earnings per share, on Cognos ability to deliver leading CPM solutions, address customer priorities, enhance our distribution channels and leverage our North American infrastructure; the benefits of the Frango acquisition to our customers; and the strength of Frango relationships with its customers.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements. Factors that may cause such differences include, but are not limited to differences in Frango’s actual business and operating condition/capabilities from the condition/capabilities determined based on the due diligence process; Cognos ability to efficiently integrate Frango and the ease in which Frango can be integrated; the existence of regulatory and legal barriers to integration; Cognos ability to retain Frango personnel; the effectiveness of Frango’s distribution channel; the benefits of the Frango acquisition (including without limitation with respect to the Frango product) not materializing as planned or not materializing within the time periods or to the extent anticipated; Cognos ability to maintain or achieve Frango revenue growth or to anticipate a decline in Frango revenue from any of its products or services; Cognos ability to develop and introduce Frango products and enhancements that respond to its customer requirements and rapid technological change; new product introductions and enhancements by competitors; Cognos ability to compete in an intensely competitive market (including Frango’s market); Cognos ability to select and implement appropriate business models and strategies within Frango; fluctuations in its quarterly and annual operating results based on historical patterns; tax rate fluctuations; unauthorized use of Cognos/Frango’s intellectual property; claims by third parties that Cognos/Frango’s software infringes their intellectual property; and the risks inherent in international operations, such as currency exchange rate fluctuations;; as well as the risk factors discussed in Cognos most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission, as well as other periodic reports filed with the SEC. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Cognos disclaims any obligation to publicly update or revise any such statement to reflect any change in its expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

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About Cognos

Cognos, the world leader in business intelligence and corporate performance management, delivers software that helps companies drive, monitor and understand corporate performance.

Cognos delivers the next level of competitive advantage – Corporate Performance Management (CPM) – achieved through the strategic application of BI on an enterprise scale. Our integrated CPM solution helps customers drive performance through planning; monitor performance through scorecarding; and understand performance through business intelligence.

Cognos serves more than 22,000 customers in over 135 countries. Cognos enterprise business intelligence solutions and services are also available from more than 3,000 worldwide partners and resellers. For more information, visit the Cognos Web site at http://www.cognos.com.

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Cognos and the Cognos logo are trademarks or registered trademarks of Cognos Incorporated in the United States and/or other countries. All other names are trademarks or registered trademarks of their respective companies.

Note to Editors: Copies of previous Cognos press releases and Corporate and product information are available on the Cognos Web site at www.cognos.com, and at PR Newswire’s site at www.prnewswire.com.

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